                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                   __________


                                   FORM 8-K/A

                                (Amendment No. 1)


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         May 13, 1996
                                                -----------------------------

                          STARLIGHT ACQUISITIONS, INC.
               (Exact name of registrant as specified in charter)


         COLORADO                  33-28562                 84-1107575
      (State or other            (Commission              (IRS Employer
       jurisdiction              File Number)          Identification No.)
     of Incorporation)

                  1328 Starwood Lane, Evergreen, Colorado 80439
                  ---------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code:      (303) 674-8953
                                                   --------------------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     Filed herewith are the following audited consolidated financial statements of Toucan Mining Limited:

                                                                    Page No.
                                                                    --------
Report of Deloitte & Touche, Independent Auditors. . . . . . . . . .   F-1

Consolidated Balance Sheet as of March 31, 1996  . . . . . . . . . .   F-2

Consolidated Statement of Operations for the period from
 incorporation on November 3, 1995 to March 31, 1996 . . . . . . . .   F-3

Consolidated Statement of Stockholders' Equity for the period
 from incorporation on November 3, 1995 to March 31, 1996  . . . . .   F-4

Consolidated Statement of Cash Flows for the period from
 incorporation on November 3, 1995 to March 31, 1996 . . . . . . . .   F-5

Notes to the Accounts. . . . . . . . . . . . . . . . . . . . . . . .   F-6


(b) PRO FORMA FINANCIAL INFORMATION.

     Not applicable.

(c) EXHIBITS.

     The following exhibits have been furnished in accordance with Item 601 of Regulation S-K.

           *2 Share Exchange Agreement, dated May 10, 1996, by and among Starlight Acquisition, Inc. and the Shareholders of Toucan Mining Limited.

          *10.1 Warrant Agreement, dated May 10, 1996, by and between Starlight Acquisition, Inc. and R. Haydn Silleck, John B. Marvin, Peter
                 S. Daley and Jay Lutsky.

          *10.2 Indemnification Agreement, dated May 10, 1996, by and among R. Haydn Silleck, John B. Marvin, Peter S. Daley, Jay Lutsky, Starlight Acquisition, Inc. and Toucan Mining Limited.

          *16 Statement from Comiskey & Company, P.C. regarding change in certifying accountants.

          27     Financial Data Schedule.

___________________

* Previously filed.

                                  LETTERHEAD]

INDEPENDENT AUDITORS' REPORT

TO THE MEMBERS OF

TOUCAN MINING LIMITED

We have audited the accompanying consolidated balance sheet of Toucan Mining Limited and subsidiary (a development stage company) as of 31 March 1996, and the related consolidated statements of operations, stockholders' equity, and cash flows for the period from incorporation on 3 November 1995 to 31 March 1996. These financial statements are the responsibility of the Company's directors. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at 31 March 1996, and the results of their operations and their cash flows for the period from incorporation on 3 November 1995 to 31 March 1996, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is a development stage enterprise engaged in the development of mineral rights in Brazil. As discussed in Note 1 to the accounts, the Company is in the initial stage of exploration and it is not possible to ascertain whether future revenues will be sufficient to allow the Company to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

 /s/  Deloitte & Touche
- ---------------------------
Deloitte & Touche

July 1996

                                                        TOUCAN MINING LIMITED
CONSOLIDATED BALANCE SHEET
31 MARCH 1996

                                                       NOTE            US$
                                                       ----          -------
ASSETS
Current:
   Cash and cash equivalents                            6             20,106
   Prepaid expenses                                                   10,000
                                                                     -------

                                                                      30,106
OTHER ASSETS
   Payment for mineral rights                           5            175,290
                                                                     -------

TOTAL ASSETS                                                         205,396
                                                                     -------
                                                                     -------

LIABILITIES
CURRENT:
Amounts payable to related parties                      7            193,919
Accrued expenses                                                       4,481
Sundry creditor                                                        3,945
                                                                     -------
Current liabilities                                                  202,345
LONG TERM LIABILITIES                                                      -
                                                                     -------

TOTAL LIABILITIES                                                    202,345
STOCKHOLDER'S EQUITY
   Share capital                                        8             96,170
   Deficit accumulated during development stage                      (93,119)
                                                                     -------

                                                                       3,051
                                                                     -------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                           205,396
                                                                     -------
                                                                     -------



These financial statements were approved by the Board of Directors on July 7, 1996.

                                                        TOUCAN MINING LIMITED
CONSOLIDATED STATEMENT OF OPERATION
PERIOD FROM INCORPORATION ON 3 NOVEMBER 1995 TO 31 MARCH 1996



                                                     NOTE               US$
                                                     ----             ------
ADMINISTRATION EXPENSES
Legal and professional fees                                           11,149
Consultancy fees                                                       8,756
Travel & subsistence expenses                                         71,232
Maps & stationery                                                        309
Couriers & post expenses                                                 175
Bank charges                                                              94
Sundry expenses                                                        1,495
Audit and accountancy
Profit on foreign exchange                                             4,481
                                                                      (8,819)
                                                                     -------
TOTAL ADMINISTRATION EXPENSES                                        (88,872)

INTEREST EXPENSE                                                      (4,247)
                                                                     -------

OPERATING LOSS                                          2            (93,119)

TAX PROVISION                                           3                  -
                                                                     -------
NET LOSS AND DEFICIT ACCUMULATED DURING THE
 DEVELOPMENT STAGE                                                   (93,119)
                                                                     -------
                                                                     -------

The only subsidiary of Toucan Mining Limited has not traded during the period to 31 March 1996 and hence the statement of operations for the Company and group are the same.

                                                        TOUCAN MINING LIMITED
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
Period from incorporation on 3 November 1995 to 31 March 1996

                                                            DEFICIT
                                                          ACCUMULATED
                                     CAPITAL              DURING THE        TOTAL
                                     SHARES    CAPITAL    DEVELOPMENT   STOCKHOLDERS'
                                       NO.    SHARES US$   STAGE US$     EQUITY US$
                                     -------  ----------  -----------   -------------
Issued on incorporation                    2         3           -              3
Change in authorized share capital        18         -           -              -
Issuance of shares at par            629,980    96,167           -         96,167
Net loss during the period                 -         -     (93,119)       (93,119)
                                     -------    ------     -------        -------

Balance as at 31 March 1996          630,000    96,170     (93,119)         3,051
                                     -------    ------     -------        -------
                                     -------    ------     -------        -------

                                                        TOUCAN MINING LIMITED
CONSOLIDATED STATEMENT OF CASH FLOWS
PERIOD FROM INCORPORATION ON 3 NOVEMBER 1995 TO 31 MARCH 1996



                                                          NOTE            US$
                                                          ----         --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                (93,119)
Adjustment for non-cash items
  Foreign exchange gains                                                 (8,819)
(Increase) in assets and increase in liabilities
  Prepaid expenses                                                      (10,000)
  Accounts payable                                                       18,500
  Accrued expenses                                                       32,863
                                                                       --------

Net cash from operating activities                                      (60,575)
                                                                       --------

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of subsidiary undertaking                                    (3,223)
Payments for mineral rights                                            (143,122)
                                                                       --------

Net cash used in investing activities                                  (146,345)
                                                                       --------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings from related parties                           147,037
Proceeds from issuance of capital shares                                 80,000
                                                                       --------
                                                                        227,037
                                                                       --------
Effect of foreign exchange rate changes
 on cash and cash                                                           (11)
                                                                       --------

NET INCREASE IN CASH AND CASH EQUIVALENTS DURING THE
 DEVELOPMENT STAGE                                                       20,106
                                                                       --------

CASH AND CASH EQUIVALENTS AT 31 MARCH 1996                               20,106
                                                                       --------
                                                                       --------


As stated in note 2 on page F-6 a number of suppliers received shares in the Company in lieu of payment for their invoices. Consequently, the actual cash received from the issue of shares of US$80,000 as shown above differs from the issued share capital of US$96,170 as reflected in the balance sheet.

                                                        TOUCAN MINING LIMITED
NOTES TO THE ACCOUNTS
PERIOD FROM INCORPORATION ON 3 NOVEMBER 1995 TO 31 MARCH 1996

1.   ACCOUNTING POLICIES

     The financial statements are prepared in accordance with United States Generally Accepted Accounting Principles (US GAAP). The particular accounting policies adopted are described below.

     (a)  REPORTING CURRENCY & FOREIGN EXCHANGE

     As the majority of the activities of the company are transacted in US Dollars these financial statements are prepared in US Dollars. Any other currencies are translated into US Dollars using the rate of exchange ruling at the date of the transaction. Any translation differences are dealt with in the profit and loss account.

     The financial statements of the foreign subsidiary are prepared in US$ and hence there is no foreign exchange implication on consolidation.

     The authorized share capital of the company is denominated in Sterling has been translated into US Dollars using the rate of exchange ruling on the date on which the share capital was issued.

     (b)  INVESTMENT IN SUBSIDIARY

     The company has a wholly owned Brazilian incorporated subsidiary, Mineradora de Bauxita Ltda., it being the registered holder of the exploration claims. As all costs associated in acquiring those claims were borne directly by Toucan Mining Limited no value is given to those claims in the financial statements of Mineradora de Bauxita Ltda.

     This investment as been consolidated in the accounts of the company, and in this respect comply with both US GAAP and with the Isle of Man Companies Act 1982.

     (c)  PAYMENT FOR MINERAL RIGHTS

     Amounts paid to acquire mineral rights, as well as subsequent costs of developing of those rights, are deferred and then expensed so as to match the timing of the revenue flows arising from the holding of those rights.

     Where the directors consider future revenue flows from the rights will be insufficient to cover the costs incurred then the full cost deferred is written off to the profit and loss account.

     (d)  ABILITY TO CONTINUE AS A GOING CONCERN

     The Group is a development stage enterprise at 31 March 1996 and is still in the initial stages of exploration. However, the directors believe that the Company will be able to obtain adequate resources to develop its mineral rights and that future revenues will be such to exceed the amount reflected as payment for mineral rights and will be adequate to support the Company's cost structure and enable it to achieve profitable operations in the future.

2.   RELATED PARTY TRANSACTIONS

     Due to the nature of the business the company is undertaking a significant outlay is required before any return can be anticipated. Consequently cash flow and ensuring sufficient working capital is available is very important. To deal with this the company has for many suppliers of goods and services offered shares in the company in lieu of payment of invoices. This has been accepted by a number of suppliers and hence a significant number of transactions have been undertaken with shareholders of the company.

                                                        TOUCAN MINING LIMITED

     A fee of L6,000 (US$ 9,180) has been paid to one of the directors for services to company for the three months ended 31 March 1996.

     The directors consider that at transactions with related parties are on an arm's length basis.

3.   TAXATION

     Temporary differences and carryforwards which give rise to deferred tax assets at 31 March 1996 are as follows:

                                       COMPANY              GROUP
                                         US$                 US$
                                       -------             -------
     Unutilized tax losses              18,624              18,624
     Other temporary differences            --                  --
     Valuation allowance               (18,624)            (18,624)
                                       -------             -------
                                            --                  --
                                       -------             -------
                                       -------             -------


4.   INVESTMENT IN SUBSIDIARY

     The Company is a wholly owned subsidiary, Mineradora de Bauxita Ltda, which is incorporated in Brazil. The subsidiary has priority title to 1,234,948 hectares of exploration claims. The costs associated with acquiring these claims has all been borne by Toucan Mining Limited and the cost is reflected in the financial statements of Toucan Mining Limited.

     The subsidiary has not traded and has only incurred pre-operating expenses to 31 March 1996 which have been reflected as deferred expenditure in the financial statements of that company.

5.   PAYMENT FOR MINERAL RIGHTS



                                        COMPANY         GROUP
                                          US$            US$
                                        -------        -------
       Payment for mineral rights       168,122        175,290
                                        -------        -------
                                        -------        -------

     The amount capitalized represents the payment of mineral rights and includes the cost of acquiring the company together with the cost of recording claims, maps, geologists and other consultants.

     The directors are of the opinion that due to the level of interest in the Cuiaba Basin that the value of the claims and potential future revenues is considerably in excess of the carrying value of the payment for mineral rights.

                                                        TOUCAN MINING LIMITED

6.   CASH AND CASH EQUIVALENTS
     Company and Group

                                                             US$
                                                           ------
     Cash at bank                                             499
     Brazilian cash float account                          15,347
     Dollar float provided to a director                    4,040
     Sterling float provided to a director                    220
                                                           ------
                                                           20,106
                                                           ------
                                                           ------

     The Brazilian float represents monies advanced to an individual who is a director of the subsidiary company, a shareholder in Toucan Mining Limited and who represents the company in Brazil. The float is used to settle expenses incurred by Toucan Mining Limited in Brazil. The remaining two floats are held by a director who is also a shareholder of Toucan Mining Limited.

7.   AMOUNTS PAYABLE TO RELATED PARTIES

                                                  US$
                                                -------
     Loan - shareholders                         60,057
     Loan - Cardinal Holdings Limited           110,328
     Loan - Mustardseed Estates Limited          23,534
                                                -------
                                                193,919
                                                -------
                                                -------

     The loans payable to the shareholders are interest free, unsecured and with no repayment date specified. The Loans to the company from Cardinal Holdings Limited and Mustardseed Estates Limited bear interest at the rate of 10% are repayable on demand, and are not secured. Cardinal Holdings Limited and Mustardseed Estates Limited are related to Toucan Mining Limited as a shareholder of those companies is also a shareholder in Toucan Mining, and Mustardseed Estates Limited is a shareholder in Toucan Mining Limited.

7.   SHARE CAPITAL

                                                         NO.           US$
                                                       -------       -------
     Authorized
     1,000,000 ordinary shares of 10p each

     Allotted, called up and fully paid
     630,000 ordinary shares of 10p each               630,000        96,170
                                                       -------        ------
                                                       -------        ------

     On incorporation the company had an authorized share capital of 2,000 L1 ordinary shares of which two shares were issued at par. On 5 February 1996 the authorized share capital was increased to 100,000 L1 ordinary shares, which was subdivided, on the same date, into 1 million 10p ordinary shares. This resulted in the 2 L1 shares in issue becoming 20 10p shares.

     On 25 March 1996 a further 629,980 10p ordinary shares were issued at par.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STARLIGHT ACQUISITION, INC.
                                           (Registrant)



Date: July 12, 1996                By:     /s/  Robert Jeffcock
                                      --------------------------------
                                      Robert Jeffcock
                                      Chief Executive Officer
                                      and Chief Financial Officer

                              INDEX TO EXHIBITS




EXHIBIT NO.                          EXHIBIT                              PAGE
- -----------                          -------                              ----
    *2 Share Exchange Agreement, dated May 10, 1996, by and among Starlight Acquisition, Inc. and the Shareholders of Toucan Mining Limited


   *10.1 Warrant Agreement, dated May 10, 1996, by and between Starlight Acquisitions, Inc. and R. Haydn Silleck,
               John B. Marvin, Peter S. Daley and Jay Lutsky

   *10.2 Indemnification Agreement, dated May 10, 1996, by and among R. Haydn Silleck, John B. Marvin, Peter S. Daley, Jay Lutsky, Starlight Acquisition, Inc. and Toucan
               Mining Limited

   *16 Statement from Comiskey & Company, P.C. regarding change in certifying accountants

    27         Financial Data Schedule


____________________________
* Previously filed.